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                                   FORM 8 - K



                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 1998


                           Trident International, Inc.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                           0-27678                            06-6403301
                  (Commission File Number)  (I.R.S. Employer Identification No.)


                1114 Federal Road, Brookfield, Connecticut 06804
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (203) 740-9333

                                 Not applicable
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

On September 9, 1998, Trident International, Inc. issued a press release announcing estimated results for the quarter ending September 30, 1998.


The following is filed as an Exhibit to this Report.


Exhibit Number 99

Description

Press release: Trident International, Inc. announces estimated fourth quarter results.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         TRIDENT INTERNATIONAL, INC.


Dated:   September 21, 1998                  By:  /s/ J. Leo Gagne
                                                      J. Leo Gagne
                                                      Vice President and
                                                      Chief Financial Officer